                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of the Report (Date of earliest event reported):
                               April 13, 2004

                        Commission File Number: 001-9383

                          WESTAMERICA BANCORPORATION
                          --------------------------
              (Exact name of registrant as specified in its chapter)

                                 CALIFORNIA
                                 ----------
                         (State of incorporation)

                                 94-2156203
                                 ----------
                    (I.R.S. Employer Identification Number)

                 1108 Fifth Avenue, San Rafael, California 94901
                 -----------------------------------------------
               (Address of principal executive offices and zip code)

                                  (707) 863-8000
                                  --------------
                   (Registrant's area code and telephone number)

Item 7: Exhibits
----------------

99.1 Press release dated April 13, 2004


Item 12:  Results of Operations and Financial Condition
-------------------------------------------------------

On April 13, 2004 Westamerica Bancorporation announced their quarterly earnings for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen, SVP and Controller
April 15, 2004

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-15
                         April 13, 2004

                          FOR IMMEDIATE RELEASE

April 13, 2004


             WESTAMERICA BANCORPORATION REPORTS RECORD QUARTERLY
                      EARNINGS FOR FIRST QUARTER 2004

San Rafael, CA:	Westamerica Bancorporation (NASDAQ: WABC), parent company
of Westamerica Bank, today reported record quarterly net income for the first quarter of 2004 of $24.3 million or $.74 diluted earnings per share, up from $23.0 million or $.69 diluted earnings per share for the first quarter of 2003. The return on equity (ROE) for the first quarter of 2004 was 30.5 percent, and the return on assets (ROA) was 2.20 percent, compared to 29.6 percent and 2.22 percent, respectively, in the first quarter of 2003.

"We are pleased with first quarter results, especially the stabilization of our net interest margin compared to the fourth quarter of 2003, stable loan volume and controlled expenses. Our 5.27 percent margin and 38.2 percent efficiency ratio helped deliver our record earnings level. Annualized net loan losses to average loans were 0.15 percent, unchanged from full-year 2003 levels," said Chairman, President and CEO David Payne. "Westamerica's return on equity and return on assets remain at high levels relative to the banking industry," added Payne.

Net interest income on a fully taxable equivalent basis was $54.6 million in the first quarter of 2004, compared to $54.8 million in the prior quarter and to $54.1 million in the first quarter of 2003. The first quarter 2004 net interest margin on a fully taxable equivalent basis was 5.27 percent, up one basis point from 5.26 percent in the prior quarter and compared to 5.58 percent for the first quarter of 2003.

The provision for loan losses was $750 thousand for the first quarter of 2004 unchanged from the previous quarter and down from $900 thousand for the first quarter of 2003. Net loan losses totaled $825 thousand or 0.15 percent of average loans (annualized) in the first quarter of 2004.

Noninterest income in the first quarter of 2004 totaled $10.9 million, up $374 thousand from the previous quarter, and up $491 thousand from the first quarter of 2003. The increase in the first quarter of 2004 from the previous quarter included higher gains on sale of OREO and service charges on deposit accounts, offset in part by lower financial services commissions and merchant credit card income. The increase in the first quarter 2004 from the first quarter 2003 included higher gains on sale of OREO, service charges on deposit accounts and debit card fees, offset in part by lower mortgage banking income. First quarter 2004 noninterest income includes securities gains totaling $1.8 million and losses on extinguishment of FHLB advances totaling $1.8 million.

Noninterest expense for the first quarter of 2004 totaled $25.0 million, down $166 thousand from the previous quarter, and down $543 thousand from the first quarter of 2003. The reduction in the first quarter of 2004 from the previous quarter included lower occupancy and equipment, professional fees, and loan related expenses, offset in part by higher employee benefits and merchant card expense. The reduction in the first quarter of 2004 from the first quarter of 2003 included lower salaries, occupancy and equipment, amortization of core deposit intangibles, and merchant card expense, offset in part by higher telephone expenses and operational losses. The efficiency ratio for first quarter 2004 was 38.2 percent compared with 38.6 percent in the prior quarter and 39.6 percent in the first quarter of 2003.

Shareholders' equity was $339 million at March 31, 2004, essentially unchanged from $337 million at March 31, 2003. The Company's equity-to-asset ratio was 7.7 percent at March 31, 2004, compared to 7.7 percent at March 31, 2003. Net repurchases of the Company's common stock in the first quarter 2004 totaled approximately 500 thousand shares.

At March 31, 2004, the Company had total assets of $4.4 billion, up one percent from March 31, 2003. At March 31, 2004, total loans outstanding were $2.3 billion, essentially unchanged from December 31, 2003.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches and two trust offices throughout 22 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
       Westamerica Bancorporation
       Robert A. Thorson  -  SVP & Treasurer
       707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2003, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank, and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                    #####

WESTAMERICA BANCORPORATION                    Public Information April 13, 2004
FINANCIAL HIGHLIGHTS
March 31, 2004

1. Net Income Summary.

                                           (dollars in thousands except per-share data)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   1. Net Interest Income (Fully        $54,605    $54,062      1.0%   $54,758       -0.3%
         Taxable Equivalent)
   2. Loan Loss Provision                   750        900    -16.7%       750        0.0%
   3. Noninterest Income:
   4.   Investment Securities Gains       1,788         15    n/m            0     n/m
   5.   Loss on Extinguishment of Deb    (1,814)         0    n/m            0     n/m
   6.   Other                            10,892     10,360      5.1%    10,492        3.8%
                                     -----------------------        ------------
   7. Total Noninterest Income           10,866     10,375      4.7%    10,492        3.6%
                                     -----------------------        ------------
   8. Noninterest Expense                24,992     25,535     -2.1%    25,158       -0.7%
   9. Income Tax Provision (FTE)         15,415     14,990      2.8%    15,035        2.5%
                                     -----------------------        ------------
   10.Net Income                        $24,314    $23,012      5.7%   $24,307        0.0%
                                     =======================        ============

   11.Average Shares Outstanding         32,051     33,110     -3.2%    32,523       -1.4%
   12.Diluted Average Shares             32,662     33,565     -2.7%    33,154       -1.5%
         Outstanding
   13.Operating Ratios:
   14.  Basic Earnings Per Share          $0.76      $0.70      9.1%     $0.75        1.5%
   15.  Diluted Earnings Per Share         0.74       0.69      8.6%      0.73        1.5%
   16.  Return On Assets                   2.20%      2.22%               2.17%
   17.  Return On Equity                   30.5%      29.6%               29.4%
   18.  Net Interest Margin (FTE)          5.27%      5.58%               5.26%
   19.  Efficiency Ratio (FTE)             38.2%      39.6%               38.6%

   20.Dividends Paid Per Share            $0.26      $0.24      8.3%     $0.26        0.0%
   21.Dividend Payout Ratio                  35%        35%                 35%



2. Net Interest Income.

                                                           (dollars in thousands)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   1. Interest and Fee Income (FTE)     $60,120    $61,799     -2.7%   $60,521       -0.7%
   2. Interest Expense                    5,515      7,737    -28.7%     5,763       -4.3%
                                     -----------------------        ------------
   3. Net Interest Income (FTE)         $54,605    $54,062      1.0%   $54,758       -0.3%
                                     =======================        ============

   4. Average Earning Assets         $4,157,061 $3,906,020      6.4%$4,149,994        0.2%
   5. Average Interest-Bearing        2,880,558  2,730,272      5.5% 2,842,273        1.3%
         Liabilities
   6. Yield on Earning Assets (FTE)        5.80%      6.38%               5.81%
   7. Cost of Funds                        0.53%      0.80%               0.55%
   8. Net Interest Margin (FTE)            5.27%      5.58%               5.26%
   9. Interest Expense/Interest            0.77%      1.14%               0.80%
         Bearing Liabilities
   10.Net Interest Spread (FTE)            5.03%      5.24%               5.01%


WESTAMERICA BANCORPORATION                    Public Information April 13, 2004

3. Loans & Other Earning Assets.

                                                   (average volume, dollars in thousands)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   1. Total Assets                   $4,451,674 $4,201,864      5.9%$4,451,423        0.0%
   2. Total Earning Assets            4,157,061  3,906,020      6.4% 4,149,994        0.2%
   3. Total Loans                     2,281,900  2,424,017     -5.9% 2,285,717       -0.2%
   4.   Commercial Loans              1,421,530  1,567,405     -9.3% 1,443,303       -1.5%
   5.   Consumer Loans                  860,370    856,612      0.4%   842,414        2.1%
   6. Total Investment Securities     1,875,161  1,482,003     26.5% 1,864,277        0.6%
   7.   Available For Sale (Market Va 1,344,306    986,413     36.3% 1,312,412        2.4%
   8.   Held To Maturity                530,855    495,590      7.1%   551,865       -3.8%
   9.      HTM Unrealized Gain (Loss)     9,008     10,684    -15.7%     7,352       22.5%
             at Period-End
   10.Loans / Deposits                     66.4%      73.3%               64.5%



4. Deposits &  Other Interest-Bearing Liabilities.

                                                    (average volume, dollars in thousands)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   1. Total Deposits                 $3,437,549 $3,306,929      3.9%$3,542,433       -3.0%
   2.   Noninterest Demand            1,209,299  1,117,566      8.2% 1,243,860       -2.8%
   3.   Interest-Bearing Transaction    564,703    557,227      1.3%   569,965       -0.9%
   4.   Savings                       1,040,497    965,313      7.8% 1,085,299       -4.1%
   5.   Other Time >$100K               340,403    348,780     -2.4%   348,405       -2.3%
   6.   Other Time < $100K              282,647    318,043    -11.1%   294,904       -4.2%
   7. Total Short-Term Borrowings       533,158    348,479     53.0%   418,896       27.3%
   8.   Fed Funds Purchased             399,075    175,553    127.3%   270,515       47.5%
   9.   Other Short-Term Funds          134,083    172,926    -22.5%   148,381       -9.6%
   10.FHLB Debt                          96,613    170,000    -43.2%   105,000       -8.0%
   11.Long-Term Debt                     22,537     22,430      0.5%    19,804       13.8%
   12.Shareholders' Equity              320,390    315,132      1.7%   328,209       -2.4%

   13.Demand Deposits / Total Deposit      35.2%      33.8%               35.1%
   14.Transaction & Savings Deposits       81.9%      79.8%               81.8%
         / Total Deposits


WESTAMERICA BANCORPORATION                  Public Information April 13, 2004

5. Interest Yields Earned & Rates Paid.

                                        '                               (dollars in thousands)
                                     ----------------------------------        ----------------------------------
                                                   Q1'04               Q4'03                 Q1'03
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate
                                     ----------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)   $4,157,061    $60,120     5.80%      5.81%$3,906,020    $61,799       6.38%
   3.   Total Loans (FTE)             2,281,900     35,390     6.23%      6.39% 2,424,017     41,704       6.97%
   4.     Commercial Loans (FTE)      1,421,530     24,333     6.91%      7.17% 1,567,405     28,639       7.54%
   5.     Consumer Loans                860,370     11,057     5.21%      5.39%   856,612     13,065       6.18%
   6.   Total Investment Securities ( 1,875,161     24,730     5.28%      5.10% 1,482,003     20,095       5.42%

   7. Interest Expense Paid to:
   8.   Total Earning Assets          4,157,061      5,515     0.53%      0.55% 3,906,020      7,737       0.80%
   9.   Total Interest-Bearing        2,880,558      5,515     0.77%      0.80% 2,730,272      7,737       1.14%
           Liabilities
   10.  Total Interest-Bearing Deposi 2,228,250      3,153     0.57%      0.62% 2,189,363      4,907       0.91%
   11.     Interest-Bearing Transacti   564,703        112     0.08%      0.09%   557,227        242       0.18%
   12.    Savings                     1,040,497      1,111     0.52%      0.59%   965,313      1,708       0.83%
   13.    Other Time < $100K            282,647      1,004     1.43%      1.46%   318,043      1,525       1.95%
   14.    Other Time >$100K             340,403        926     1.09%      1.16%   348,780      1,432       1.66%
   15.  Total Short-Term Borrowings     533,158      1,131     0.84%      0.80%   348,479        851       0.98%
   16.    Fed Funds Purchased           399,075      1,006     1.00%      0.99%   175,553        547       1.25%
   17.    Other Short-Term Funds        134,083        125     0.38%      0.45%   172,926        304       0.71%
   18.  FHLB Debt                        96,613        896     3.75%      3.70%   170,000      1,575       3.72%
   19.  Long-Term Debt                   22,537        335     5.95%      6.20%    22,430        404       7.18%

   20.Net Interest Income and Margin (FTE)         $54,605     5.27%      5.26%              $54,062       5.58%



6. Noninterest Income.

                                                         (dollars in thousands)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   1. Service Charges on Deposit         $6,868     $6,425      6.9%    $6,572        4.5%
         Accounts
   2. Merchant Credit Card Income           825        862     -4.3%       864       -4.5%
   3. ATM Fees & Interchange                583        560      4.1%       573        1.7%
   4. Debit Card Fees                       549        494     11.1%       512        7.2%
   5. Financial Services Fees               187        207     -9.7%       227      -17.6%
   6. Mortgage Banking Income               133        226    -41.2%       139       -4.3%
   7. Trust Fees                            250        238      5.0%       235        6.4%
   8. Other Income                        1,497      1,348     11.1%     1,370        9.3%
                                     -----------------------        ------------
   9.     Sub-total                      10,892     10,360      5.1%    10,492        3.8%
   10.Investment Securities Gains         1,788         15                   0           n/m
   11.Loss on Extinguishment of Debt     (1,814)         0                   0           n/m
                                     -----------------------        ------------
   12.Total Noninterest Income          $10,866    $10,375      4.7%   $10,492        3.6%
                                     =======================        ============
   13.Operating Ratios:
   14.   Total Revenue (FTE)            $65,471    $64,437      1.6%   $65,250        0.3%
   15.   Noninterest Income                16.6%      16.1%               16.1%
            / Revenue (FTE)
   16.   Service Charges / Deposits        0.80%      0.79%               0.74%
            (annualized)
   17.   Total Revenue Per Share          $8.22      $7.89      4.1%     $7.96        3.2%
            (annualized)


WESTAMERICA BANCORPORATION                  Public Information April 13, 2004

7. Noninterest Expense.

                                                           (dollars in thousands)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   1. Salaries & Benefits               $13,526    $13,698     -1.3%   $13,183        2.6%
   2. Occupancy                           2,948      2,995     -1.6%     3,037       -2.9%
   3. Equipment                           1,162      1,374    -15.4%     1,290       -9.9%
   4. Data Processing                     1,517      1,559     -2.7%     1,523       -0.4%
   5. Courier                               884        929     -4.8%       900       -1.8%
   6. Postage                               395        420     -6.0%       422       -6.4%
   7. Telephone                             572        425     34.6%       530        7.9%
   8. Professional Fees                     409        413     -1.0%       486      -15.8%
   9. Stationery & Supplies                 288        318     -9.4%       344      -16.3%
   10.Loan Expense                          255        276     -7.6%       326      -21.8%
   11.Merchant Card Expense                 272        342    -20.5%       207       31.4%
   12.Operational Losses                    243        173     40.5%       297      -18.2%
   13.Amortization of Core Deposit          136        249    -45.4%       165      -17.6%
         Intangibles
   14.Other Operating                     2,385      2,364      0.9%     2,448       -2.6%
                                     -----------------------        ------------
   15.Total Noninterest Expense         $24,992    $25,535     -2.1%   $25,158       -0.7%
                                     =======================        ============

   16.Full Time Equivalent Staff          1,001      1,047     -4.4%     1,007       -0.6%
   17.Average Assets /  Full Time        $4,447     $4,013     10.8%    $4,420        0.6%
         Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue / Full Time           $263       $250      5.4%      $257        2.3%
         Equivalent Staff (annualized)
   20.   Noninterest Expense / Earnin      2.42%      2.65%               2.41%
            Assets (annualized)
   21.   Noninterest Expense / Revenu      38.2%      39.6%               38.6%


WESTAMERICA BANCORPORATION                  Public Information April 13, 2004

8. Loan Loss Provision.

                                                            (dollars in thousands)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   1. Loan Loss Provision                  $750       $900    -16.7%      $750        0.0%
   2. Gross Loan Losses                   1,558      2,028    -23.2%     1,542        1.0%
   3. Net Loan Losses                       826        973    -15.1%     1,020      -19.0%
   4. Recoveries/Gross Losses                47%        52%                 34%
   5. Average Total Loans            $2,281,900 $2,424,017     -5.9%$2,285,717       -0.2%
   6. Net Loan Losses / Loans              0.15%      0.16%               0.18%
         (annualized)
   7. Loan Loss Provision / Loans          0.13%      0.15%               0.13%
         (annualized)
   8. Loan Loss Provision                  90.8%      92.5%               73.5%
         / Net Loan Losses



9. Credit Quality.

                                                                 (dollars in thousands)
                                                           3/31/04 /            3/31/04 /
                                       3/31/04    3/31/03   3/31/03  12/31/03   12/31/03    9/30/03    6/30/03
                                     ----------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $5,045     $6,402    -21.2%    $5,759      -12.4%    $5,484     $5,484
   2. Performing Nonaccrual Loans         2,212      2,471    -10.5%     1,658       33.4%     2,145      1,353
                                     -----------------------        ------------          -----------------------
   3. Total Nonaccrual Loans              7,257      8,873    -18.2%     7,417       -2.2%     7,629      6,837
   4. Accruing Loans 90+ Days               190        320    -40.6%       199       -4.5%       272        386
       Past Due                      -----------------------        ------------          -----------------------
   5. Total Nonperforming Loans           7,447      9,193    -19.0%     7,616       -2.2%     7,901      7,223
   6. Repossessed Collateral                 80         88     -9.1%        90           n       742      1,888
   7. Total Nonperforming Loans &    -----------------------        ------------          -----------------------
   8.     Repossessed Collateral         $7,527     $9,281    -18.9%    $7,706       -2.3%    $8,643     $9,111
                                     =======================        ============          =======================

   9. Classified Loans                  $22,965    $32,505    -29.3%   $23,460       -2.1%   $23,479    $27,324
                                     =======================        ============          =======================

   10.Allowance for Loan Losses         $53,834    $54,154     -0.6%   $53,910       -0.1%   $54,180    $54,159
   11.Total Loans Outstanding         2,322,881  2,456,161     -5.4% 2,323,330       -0.0% 2,364,418  2,406,889
   12.Total Assets                    4,424,816  4,386,455      0.9% 4,576,385       -3.3% 4,482,793  4,564,692

   13.Allowance for Loan Losses            2.32%      2.20%               2.32%                 2.29%      2.25%
         / Total Loans
   14.Nonperforming Loans/Total Loans      0.32%      0.37%               0.33%                 0.33%      0.30%
   15.Nonperforming Loans & Repossessed
   16.    Assets/Total Assets              0.17%      0.21%               0.17%                 0.19%      0.20%
   17.Allowance/Nonperforming Loans         723%       589%                708%                  686%       750%
   18.Allowance for Loan Losses             234%       167%                230%                  231%       198%
         / Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance                 5.9%       8.3%                6.0%                  5.8%       6.6%
           for Loan Losses)


WESTAMERICA BANCORPORATION                  Public Information April 13, 2004

10.Capital.

                                                           (dollars in thousands, except per-share amounts)
                                                           3/31/04 /            3/31/04 /
                                       3/31/04    3/31/03   3/31/03  12/31/03   12/31/03    9/30/03    6/30/03
                                     ----------------------------------------------------------------------------
   1. Shareholders' Equity             $338,600   $336,946      0.5%  $340,371       -0.5%  $350,922   $357,311
   2. Tier I Regulatory Capital         295,076    294,297      0.3%   304,734       -3.2%   312,308    308,534
   3. Total Regulatory Capital          335,535    333,545      0.6%   342,627       -2.1%   350,380    347,219

   4. Total Assets                    4,424,816  4,386,455      0.9% 4,576,385       -3.3% 4,482,793  4,564,692
   5. Risk-Adjusted Assets            2,983,467  3,114,609     -4.2% 3,007,545       -0.8% 3,018,061  3,067,975

   6. Shareholders' Equity /               7.65%      7.68%               7.44%                 7.83%      7.83%
         Total Assets
   7. Shareholders' Equity /              14.58%     13.72%              14.65%                14.84%     14.85%
         Total Loans
   8. Tier I Capital /Total Assets         6.67%      6.71%               6.66%                 6.97%      6.76%
   9. Tier I Capital  /                    9.89%      9.45%              10.13%                10.35%     10.06%
         Risk-Adjusted Assets
   10.Total Capital /                     11.25%     10.71%              11.39%                11.61%     11.32%
         Risk-Adjusted Assets
   11.Shares Outstanding                 31,787     32,907     -3.4%    32,287       -1.6%    32,723     32,937
   12.Book Value Per Share ($)           $10.65     $10.24      4.0%    $10.54        1.0%    $10.72     $10.85
   13.Market Value Per Share ($)          50.46      39.49     27.8%     49.78        1.4%     44.48      43.08

   14.Share Repurchase Programs



                                                          (shares in thousands)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   15.Total Shares Repurchased              574        568      1.1%       530        8.3%
         / Canceled
   16.  Average Repurchase Price         $49.88     $40.34     23.6%    $50.80       -1.8%
   17.Net Shares Repurchased                500        504     -0.7%       436       14.8%


WESTAMERICA BANCORPORATION                  Public Information April 13, 2004

11.Period-End Balance Sheets.

                                                                  (dollars in thousands)
                                                           3/31/04 /            3/31/04 /
                                       3/31/04    3/31/03   3/31/03  12/31/03   12/31/03    9/30/03    6/30/03
                                     ----------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $167,183   $186,914    -10.6%  $190,162      -12.1%  $189,902   $202,193

   3.   Investment Securities         1,219,364  1,048,386     16.3% 1,413,911      -13.8% 1,245,311  1,251,341
           Available For Sale
   4.   Investment Securities           586,171    520,896     12.5%   535,377        9.5%   569,996    588,231
           Held to Maturity

   5.   Loans, gross                  2,322,881  2,456,161     -5.4% 2,323,330       -0.0% 2,364,418  2,406,889
   6.   Allowance For Loan Losses       (53,834)   (54,154)    -0.6%   (53,910)      -0.1%   (54,180)   (54,159)
                                     -----------------------        ------------          -----------------------
   7.   Loans, net                    2,269,047  2,402,007     -5.5% 2,269,420       -0.0% 2,310,238  2,352,730
                                     -----------------------        ------------          -----------------------

   8.   Premises and Equipment           35,412     36,543     -3.1%    35,748       -0.9%    35,566     36,408
   9.   Core Deposit Intangible Asset     3,302      3,931    -16.0%     3,438       -4.0%     3,602      3,800
   10.  Goodwill                         18,996     18,996      0.0%    18,996        0.0%    18,996     18,996
   11.  Interest Receivable and         125,341    168,782    -25.7%   109,333       14.6%   109,182    110,993
           Other Assets              -----------------------        ------------          -----------------------

   12.Total Assets                   $4,424,816 $4,386,455      0.9%$4,576,385       -3.3%$4,482,793 $4,564,692
                                     =======================        ============          =======================
   13.Liabilities and
         Shareholders' Equity:
   14.  Deposits:
   15.    Noninterest Bearing        $1,210,829 $1,129,455      7.2%$1,240,379       -2.4%$1,213,577 $1,184,847
   16.    Interest-Bearing              562,369    553,105      1.7%   561,696        0.1%   559,031    554,568
             Transaction
   17.    Savings                     1,049,435    980,291      7.1% 1,058,082       -0.8% 1,039,406    962,267
   18.    Time                          624,543    667,237     -6.4%   603,834        3.4%   724,115    751,949
                                     -----------------------        ------------          -----------------------
   19.  Total Deposits                3,447,176  3,330,088      3.5% 3,463,991       -0.5% 3,536,129  3,453,631
                                     -----------------------        ------------          -----------------------

   20.  Short-Term Borrowed Funds       491,704    416,219     18.1%   590,646      -16.8%   433,348    393,287
   21.  FHLB Debt                        20,000    170,000    -88.2%   105,000               105,000    170,000
   22.  Debt Financing and               21,429     21,393      0.2%    24,643      -13.0%     9,643     21,393
           Notes Payable
   23.  Liability For Interest,         105,907    111,809     -5.3%    51,734      104.7%    47,751    169,070
           Taxes and Other           -----------------------        ------------          -----------------------
   24.Total Liabilities               4,086,216  4,049,509      0.9% 4,236,014       -3.5% 4,131,871  4,207,381
                                     -----------------------        ------------          -----------------------
   25.Shareholders' Equity:
   26.  Paid-In Capital                $219,301   $215,291      1.9%  $220,285       -0.4%  $220,527   $219,060
   27.  Unrealized Gain on Investment
   28.   Securities Available For Sal    21,213     20,710      2.4%    13,191       60.8%    16,004     26,001
   29.  Retained Earnings                98,086    100,945     -2.8%   106,895       -8.2%   114,391    112,250
                                     -----------------------        ------------          -----------------------
   30.Total Shareholders' Equity        338,600    336,946      0.5%   340,371       -0.5%   350,922    357,311
                                     -----------------------        ------------          -----------------------
   31.Total Liabilities and          $4,424,816 $4,386,455      0.9%$4,576,385       -3.3%$4,482,793 $4,564,692
         Shareholders' Equity        =======================        ============          =======================


WESTAMERICA BANCORPORATION                  Public Information April 13, 2004

12.Income Statements.

                                              (dollars in thousands, except per-share amounts)
                                                            Q1'04 /              Q1'04 /
                                        Q1'04      Q1'03     Q1'03     Q4'03      Q4'03
                                     ------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $34,023    $40,413    -15.8%   $35,435       -4.0%
   3.   Money Market Assets                   0          3   -100.0%         2     -100.0%
           and Funds Sold
   4.   Investment Securities            15,248     11,474     32.9%    13,802       10.5%
           Available For Sale
   5.   Investment Securities             5,140      5,235     -1.8%     5,572       -7.8%
           Held to Maturity          -----------------------        ------------
   6. Total Interest Income              54,411     57,125     -4.8%    54,811       -0.7%
                                     -----------------------        ------------
   7. Interest Expense:
   8.   Transaction Deposits                112        242    -53.7%       129      -13.2%
   9.   Savings Deposits                  1,111      1,708    -35.0%     1,381      -19.6%
   10.  Time Deposits                     1,930      2,957    -34.7%     2,112       -8.6%
   11.  Short-Term Borrowed Funds         1,131        851     32.9%       856       32.1%
   12.   Federal Home Loan Bank             896      1,575    -43.1%       979       -8.5%
            Advances
   13.  Debt Financing and                  335        404    -17.1%       306        9.5%
           Notes Payable             -----------------------        ------------
   14.Total Interest Expense              5,515      7,737    -28.7%     5,763       -4.3%
                                     -----------------------        ------------
   15.Net Interest Income                48,896     49,388     -1.0%    49,048       -0.3%
                                     -----------------------        ------------
   16.Provision for Loan Losses             750        900    -16.7%       750        0.0%
                                     -----------------------        ------------
   17.Noninterest Income:
   18.  Service Charges on Deposit        6,868      6,425      6.9%     6,572        4.5%
           Accounts
   19.  Merchant Credit Card                825        862     -4.3%       864       -4.5%
   20.  Financial Services Commission       187        207     -9.7%       227      -17.6%
   21.  Mortgage Banking                    133        226    -41.2%       139       -4.3%
   22.  Trust Fees                          250        238      5.0%       235        6.4%
   23.  Securities Gains                  1,788         15    n/m            0     n/m
   24.  Loss on Extinguishment of Deb    (1,814)         0    n/m            0     n/m
   25.  Other                             2,629      2,402      9.5%     2,455        7.1%
                                     -----------------------        ------------
   26.Total Noninterest Income           10,866     10,375      4.7%    10,492        3.6%
                                     -----------------------        ------------
   27.Noninterest Expense:
   28.  Salaries and Related Benefits    13,526     13,698     -1.3%    13,183        2.6%
   29.  Occupancy                         2,948      2,995     -1.6%     3,037       -2.9%
   30.  Equipment                         1,162      1,374    -15.4%     1,290       -9.9%
   31.  Data Processing                   1,517      1,559     -2.7%     1,523       -0.4%
   32.  Professional Fees                   409        413     -1.0%       486      -15.8%
   33.  Other                             5,430      5,496     -1.2%     5,639       -3.7%
                                     -----------------------        ------------
   34.Total Noninterest Expense          24,992     25,535     -2.1%    25,158       -0.7%
                                     -----------------------        ------------
   35.Income Before Income Taxes         34,020     33,328      2.1%    33,632        1.2%
   36.Provision for income taxes          9,706     10,316     -5.9%     9,325        4.1%
                                     -----------------------        ------------
   37.Net Income                        $24,314    $23,012      5.7%   $24,307        0.0%
                                     =======================        ============

   38.Average Shares Outstanding         32,051     33,110     -3.2%    32,523       -1.4%
   39.Diluted Average Shares             32,662     33,565     -2.7%    33,154       -1.5%
         Outstanding

   40.Per Share Data:
   41.  Basic Earnings                    $0.76      $0.70      9.1%     $0.75        1.5%
   42.  Diluted Earnings                   0.74       0.69      8.6%      0.73        1.5%
   43.  Dividends Paid                     0.26       0.24      8.3%      0.26        0.0%
